Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Olin Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Joseph D. Rupp, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Olin Corporation and will be retained by Olin Corporation and furnished to the Securities and Exchange or its Staff upon request.

/s/ JOSEPH D. RUPP
Joseph D. Rupp
President and Chief Executive Officer

Dated:  May 13, 2003